UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

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PUTNAM SUSTAINABLE LEADERS FUND

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We Need Your Vote

Please vote today on a matter affecting your investment in Putnam Sustainable Leaders Fund.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

A message from the President and Chair

Putnam Sustainable Leaders Fund

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on an important matter affecting your investment in Putnam Sustainable Leaders Fund. This fund will hold a special shareholder meeting on October 8, 2026 in Boston, Massachusetts, to decide the proposal below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the special shareholder meeting on October 8, 2026 and vote your shares in person on the proposal:

Approving a management contract that will eliminate the performance adjustment component of your fund’s management fee.

We are requesting that shareholders approve an amended and restated management contract for your fund in connection with repositioning the fund as a mid cap equity fund. The fund, if repositioned, would no longer focus on investing at least 80% of the value of its assets in securities that meet the fund’s investment manager’s (Putnam Investment Management, LLC, referred to as “Putnam Management” or the “Investment Manager”) sustainability criteria.

Under your fund’s current management contract, the fund pays, on a monthly basis, a base management fee plus or minus a performance adjustment. The base management fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of the fund and of other open-end mutual funds sponsored by the Putnam Management (including open-end mutual funds managed by Franklin Advisers, Inc. that have been deemed to be sponsored by the Investment Manager for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund’s monthly base management fee is then adjusted upward or downward to reflect the strength or weakness of the fund’s performance compared to the returns of a performance index (the “performance index”) over the trailing 36 months. Your fund’s management fees decline if the fund underperforms the performance index and rise if the fund outperforms. The proposed management contract for the fund will eliminate the performance adjustment component of your fund’s management fee, but the base management fee calculation will remain unchanged.

If the proposed management contract is approved, the fund is expected to be repositioned from a sustainable large cap equity fund to a mid cap equity fund and will undergo the following changes:

•	The fund’s name will change to “Putnam Mid Cap Fund.”

•

The fund will revise its investment policy from investing under normal circumstances at least 80% of its net assets in investments that meet the Investment Manager’s sustainability criteria, to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. Medium capitalization companies are defined as companies of a size similar to those included in the Russell Midcap Index over the past six months. After the repositioning, the fund will no longer have a policy to focus on companies that the Investment Manager believes exhibit a commitment to financially material sustainable business practices.

•	The fund will make changes to its investment strategy, consistent with its repositioning as a mid cap equity fund.

Shareholder approval is not required for these repositioning changes. However, as described in the proxy statement, these changes will not occur if the proposed management contract is not approved. Putnam Management believes that eliminating the performance adjustment component of the fund’s management fee and repositioning the fund as a mid cap equity fund would enhance the fund’s commercial opportunity (i.e., the likelihood that the fund would be placed on additional broker-dealer platforms and/or attract additional assets), simplify pricing and reduce fee variability for shareholders, and improve the fund’s fit within model portfolios and asset-allocation frameworks. If shareholders do not approve the proposed management contract, Putnam Management may consider other options for the fund, including abandoning the repositioning of the fund as a mid cap equity fund, pursuing an alternative fee structure for the fund, and/or other structural changes to the fund. Some of these options may require shareholder approval for implementation.

We recommend that you vote for the proposed management contract.

The enclosed proxy statement contains detailed information regarding this proposal and the intended changes to the fund if the proposal is approved by shareholders.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation.

Your vote is extremely important. If you have questions, please call toll-free 1-800-290-6432 or contact your financial professional.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds

President

The Putnam Funds

Barbara M. Baumann

Chair

Board of Trustees

The Putnam Funds

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-800-290-6432 or call your financial professional.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on October 8, 2026.

The proxy statement is available at https://vote.proxyonline.com/franklin/docs.

Notice of a Special Meeting of Shareholders

To the Shareholders of Putnam Sustainable Leaders Fund:

This is the formal agenda for your fund’s special shareholder meeting. It tells you the proposal that will be voted on and the time and place of the special meeting, in case you wish to attend in person.

A special meeting of Shareholders of your fund will be held on October 8, 2026 at 11:00 a.m., Eastern Time, at the principal offices of the fund, 100 Federal Street, Boston, Massachusetts 02110, to consider the following proposal:

Approving a management contract that will eliminate the performance adjustment component of your fund’s management fee.

If the proposal is approved, the fund is expected to be repositioned as a mid cap equity fund, with changes to its name, investment policy, and investment strategy.

By Michael J. Higgins, Clerk, and by the Trustees

Barbara M. Baumann, Chair

Liaquat Ahamed	Warren Lowell Putnam
Jonathan de St. Paer	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen
Gregory G. McGreevey	Kenneth Yutaka Tanji
Jennifer Williams Murphy	Jane E. Trust
Marie Pillai

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

August 24, 2026

i

Proxy Statement

This document gives you the information you need to vote on the proposal (the “Proposal”). Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-290-6432, or call your financial professional.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Sustainable Leaders Fund for use at the fund’s special meeting of shareholders on October 8, 2026 (the “Special Meeting”) and, if the meeting is adjourned, at any later sessions, for the purpose of approving a management contract that would eliminate the performance adjustment component of your fund’s management fee (the “Amended Contract”). The Notice of a Special Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about August 24, 2026.

How do your fund’s Trustees recommend that shareholders vote on the Proposal?

The Trustees unanimously recommend that you vote FOR the Proposal.

Who is eligible to vote?

Shareholders of record of the fund at the close of business on August 10, 2026 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown on page [ ]. Each share is entitled to one vote, with fractional shares voting proportionately.

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s Special Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

PROPOSAL: APPROVING A MANAGEMENT CONTRACT THAT WILL ELIMINATE THE PERFORMANCE ADJUSTMENT COMPONENT OF YOUR FUND’S MANAGEMENT FEE

What is this Proposal?

The Trustees are recommending approval of an Amended Contract for your fund that eliminates the performance adjustment component of your fund’s management fee. Under the current management contract, the fund pays, on a monthly basis, a base management fee plus or minus a performance adjustment. The base management fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of the fund and of other open-end mutual funds sponsored by Putnam Investment Management, LLC, the fund’s investment manager (“Putnam Management” or the “Investment Manager”) (including open-end mutual funds managed by Franklin Advisers, Inc. that have been deemed to be sponsored by the Investment Manager for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase. The base management fee is then adjusted upward or downward based on the fund’s performance compared to a performance index, which is the S&P 500 Index, over the trailing 36 months. Under the proposed Amended Contract, the base management fee, which would remain unchanged, would not be subject to any upward or downward adjustment based on the fund’s performance.

As described further below, if the Proposal is approved, the fund is expected to be repositioned from a large cap core fund to a mid cap equity fund. In connection with the repositioning, the fund is expected to be renamed “Putnam Mid Cap Fund.” The fund is also expected to revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the Investment Manager’s sustainability criteria, to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. Medium capitalization companies are defined as companies of a size similar to those included in the Russell Midcap Index over the past six months. You are being asked to vote only on the proposed Amended Contract, but the repositioning will not occur if the Amended Contract is not approved.

If the proposed Amended Contract is approved, there will be an eighteen-month transition period intended to prevent the fund from being charged higher management fees immediately following the adoption of the Amended Contract than would have been payable under the current management contract. During the transition period, the fund’s management fee will be the lesser of (i) the fund’s current base management fee without the application of a performance adjustment and (ii) the fee that the fund would have paid under the current management contract after giving effect to any performance adjustment. Following the transition period, the fund’s base management fee will apply without regard to any performance adjustment. The removal of the performance adjustment component of the management fee could result in lower or higher management fees than would have been due under the current management contract, depending on the fund’s performance. If the proposed Amended Contract is approved, it will be implemented by amending and restating the current management contract to reflect these changes. A form of the Amended Contract reflecting these changes is included in Appendix A. While the fund’s base management fee under the Amended Contract will not change, notwithstanding the transition period described above, the fund’s total annual operating expenses under the Amended Contract are expected to increase, as shown in the table under “What are the implications for the calculation of the fund’s management fee if the proposed Amended Contract is approved?” and in Appendix B, although the removal of the performance adjustment component of the management fee could result in lower or higher total annual operating expenses than would have been due under the current management contract, depending on the fund’s performance.

What is the voting requirement for approving the Proposal?

Approving this Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

General plan for implementation of proposed Amended Contract

If this Proposal is approved by shareholders, it is expected that the proposed Amended Contract would be implemented on January 15, 2027 or, if shareholder approval is obtained after January 15, 2027, on the first day of the month following shareholder approval.

The proposed Amended Contract for your fund will remain in effect (unless terminated) for two years from the date of its execution and will continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management.

Other information about the current management contract

Under the current management contract between your fund and Putnam Management, in return for the management fee, Putnam Management furnishes continuously an investment program for the fund and bears the expenses associated with (i) furnishing all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (ii) providing suitable office space for the fund and (iii) providing administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the fund, but excluding shareholder accounting services. The current management contract also provides that the fund will pay the fees of its Trustees and will reimburse Putnam Management for compensation paid to officers and persons assisting officers of the fund, and all or part of the cost of suitable office space, utilities, support services and equipment used by such officers and persons, as the Board of Trustees may determine. The fund bears its proportionate cost of the Board of Trustees’ independent staff, which assists the Board of Trustees in overseeing your fund and the other funds overseen by the Board of Trustees. These arrangements would continue under the proposed Amended Contract.

The current management contract for your fund, dated January 1, 2024, was last approved by shareholders on November 17, 2023, after receiving the unanimous approval of the Trustees in

June 2023. Shareholders of your fund voted to approve the current management contract after a subsidiary of Franklin Resources, Inc. (“Resources”) acquired Putnam U.S. Holding I, LLC, the parent company of Putnam Management, from Great-West Lifeco Inc. The substantive terms of the current management contract, including terms relating to fees, are identical to the terms of the fund’s prior management contract dated February 27, 2014. The current management contract has not been submitted for approval by the shareholders of your fund since November 17, 2023.

Why did Putnam Management propose changes to the current management contract for your fund?

Putnam Management is proposing to eliminate the performance adjustment component of your fund’s management fee. Putnam Management believes that eliminating the performance adjustment component of the fund’s management fee and repositioning the fund as a mid cap equity fund would enhance the fund’s commercial opportunity (i.e., the likelihood that the fund would be placed on additional broker-dealer platforms and/or attract additional assets), simplify pricing and reduce fee variability for shareholders, and improve the fund’s fit within model portfolios and asset-allocation frameworks. Additionally, the current sustainability limitations have created investment constraints, and Putnam Management believes there may be better investment opportunities without such constraints. The repositioning is not as attractive without eliminating the performance adjustment component of the fund’s management fee because such performance adjustment components are not typically included in the management contracts of mid cap equity funds. An increase in the size of the fund may lead to a decline in the fund’s operating expenses as a percentage of net assets as a result of the sharing of fixed costs over a larger asset base.

Accordingly, Putnam Management proposed, and the Trustees approved, the Amended Contract for your fund that will eliminate the performance adjustment component of the fund’s management fee. The Amended Contract differs in substance from the fund’s current management contract solely with respect to the elimination of the performance adjustment to the base management fee (and in the date and initial term of the contract).

If the proposed Amended Contract is approved, will there be other changes to the fund?

Yes. If the proposed Amended Contract is approved, the fund is expected to be repositioned as a mid cap equity fund, with changes to its name, investment policy and investment strategy. For example:

●	The fund’s name will change to “Putnam Mid Cap Fund.”

●

The fund will revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the Investment Manager’s sustainability criteria to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies.

●	The fund’s investment strategies will change, as discussed in the following question.

In connection with the repositioning, Putnam Management expects that approximately 63% of the fund’s investments will be sold and reinvested in securities consistent with the fund’s strategy as Putnam Mid Cap Fund. As of June 25 2026, Putnam Management expected that these transactions, which are expected to occur largely in advance of the repositioning of the fund, would result in brokerage commissions or other transaction costs equivalent to approximately 0.8 basis points, which would be borne by the fund. These estimates will vary based on market conditions at the time of the repositioning.

How do the fund’s principal investment strategies before and after the repositioning compare?

The fund’s principal investment strategies are expected to change in a few ways following the repositioning. As noted above, the fund’s investment classification will change from a large cap core fund to a mid cap equity fund, and the fund will revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the Investment Manager’s sustainability criteria to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. Medium capitalization companies are defined as companies of a size similar to those included in the Russell Midcap Index over the past six months. The repositioned fund may also invest up to 20% of its net assets in securities of companies other than medium capitalization companies. Both the current fund and the repositioned fund may invest in securities of non-U.S. companies. As a result of these changes, the repositioned fund would no longer be managed as a sustainability-focused fund. However, while environmental, social, and governance and/or sustainability considerations (“ESG”) will not represent a primary focus of the fund, the Investment Manager expects to integrate ESG considerations into the fundamental research process and investment decision-making for the repositioned fund, where considered material and relevant, and where data is available.

Will the Proposal and the repositioning impact the risks of investment in the fund?

The changes to the fund’s investment strategies contemplated by the repositioning will impact the risks of investing in the fund. Following the repositioning, the fund will no longer be managed with a focus on investments that satisfy the Investment Manager’s sustainability criteria and, as such, “sustainable investing risk” will no longer be a principal risk of investing in the fund. A full comparison of the fund’s current principal risks and its expected principal risks following the implementation of the Proposal (assuming shareholder approval) and the repositioning is set forth below (deleted language is in strike-through text and new language is in bold text):

Current Principal Risks	Principal Risks Following the Repositioning
It is important to understand that you can lose money by investing in the fund.	It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. These risks are generally greater for small and midsized companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Midsize companies risk: Stocks of midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of economic sanctions or currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Sustainable investing risk: Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, the Investment Manager may make investment decisions without the availability of optimal ESG-related data or based on information and data that is incomplete or inaccurate. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. The Investment Manager does not rely exclusively on third party data providers in evaluating ESG criteria. ESG information from third party providers may be incomplete, inaccurate or unavailable. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the Investment Manager’s sustainable investment criteria. Regulatory changes or interpretations

~~Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. These risks are generally greater for small and midsized companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.~~

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of economic sanctions or currency or other restrictions, or high levels of inflation), and may be or become illiquid.

~~Sustainable investing risk: Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, the Investment Manager may make investment decisions without the availability of optimal ESG-related data or based on information and data that is incomplete or inaccurate. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. The Investment Manager does~~

regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG or other sustainability criteria.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service

~~not rely exclusively on third party data providers in evaluating ESG criteria. ESG information from third party providers may be incomplete, inaccurate or unavailable. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the Investment Manager’s sustainable investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG or other sustainability criteria.~~

Industry or sector concentration risk: From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Liquidity and illiquid investments risk: The fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The fund may not be able to sell its illiquid investments when the Investment Manager considers it desirable to do so, or the fund may be able to sell them only at less than their value.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cybersecurity risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause a Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing (including the development of artificial intelligence and machine learning), new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

Why is the fund being repositioned?

The Investment Manager is seeking to reposition the fund because it believes that the repositioning would provide the best opportunity to create long-term value for shareholders. The current investment team has a long track record of positive investment performance managing mid cap equity strategies, and the Investment Manager believes that removal of the fund’s sustainability focus will improve the management team’s investment flexibility. The Investment Manager also believes that the repositioning may enhance the fund’s commercial opportunity (i.e., the likelihood that the fund would be placed on additional broker-dealer platforms and/or attract additional assets).

Is shareholder approval of the repositioning required?

Shareholder approval is not required for the changes to the fund’s name and investment strategies contemplated by the repositioning because the fund’s name and investment strategies are not fundamental investment policies of the fund. However, these changes will not occur if the Proposal to approve the fund’s Amended Contract is not approved.

When will the repositioning take effect?

If shareholders approve the Proposal to approve the fund’s Amended Contract at the Special Meeting on October 8, 2026, then all of the changes contemplated by the repositioning are expected to become effective on January 15, 2027 (or, if shareholder approval is obtained after January 15, 2027, the first day of the month following shareholder approval) (the “Effective Date”).

If the proposed Amended Contract is not approved, will there be other changes to the fund?

No. The fund would not be repositioned as a mid cap equity fund and would continue to be managed in the same way that it is currently managed. Putnam Management does not believe that the repositioning, without approval of the Amended Contract, is advisable, because it is not standard market practice for a mid cap equity fund to have a management contract with a performance adjustment component. In the event that shareholders do not approve the proposed Amended Contract, Putnam Management may consider other options for the fund, including abandoning the repositioning of the fund as a mid cap equity fund, pursuing an alternative fee structure for the fund, and/or other structural changes to the fund. Some of these options may require shareholder approval for implementation.

What are the implications for the calculation of the fund’s management fee if the proposed Amended Contract is approved?

The removal of the performance adjustment would be prospective only. Under the proposed Amended Contract, there would be an eighteen-month transition period, as described in more detail below.

Calculation of current management fee. The fund’s current management contract provides for the monthly payment of a management fee based on two components: a base fee and a performance adjustment. The fund pays Putnam Management a monthly base fee calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of the fund and of other open-end mutual funds sponsored by the Investment Manager (including open-end mutual funds managed by Franklin Advisers, Inc. that have been deemed to be sponsored by the Investment Manager for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below.

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.475% of any excess thereafter.

The performance adjustment is determined based on performance over the thirty-six month period then ended (the “performance period”). Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the performance adjustment rate is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference, positive or negative, between the fund’s annualized performance (measured by the performance of the fund’s Class A shares) and the annualized performance of the S&P 500 Index (the performance index). The maximum performance adjustment rates are ± 0.12%.

The monthly base fee is determined based on a fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets (calculated as described above) over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the fiscal year ended June 30, 2025, the fund paid management fees to Putnam Management in the amount of $30,458,833. The fund underperformed its current performance index over this period, resulting in a downward performance adjustment, which totaled $3,916,106, being reflected in this amount.

Calculation of proposed management fee. Under the proposed Amended Contract, the fund would pay a monthly fee to Putnam Management based on the monthly base fee schedule in the fund’s current management contract (as shown above), without the application of any performance adjustment (following the eighteen-month transition period discussed below).

Transition Period. The elimination of the performance adjustment component of the fund’s management fee would be implemented on a prospective basis once the proposed Amended Contract is effective. However, the Amended Contract provides that, for the first eighteen months after its effective date, the fund’s management fee will be the lesser of (i) the fund’s current base management fee without the application of a performance adjustment and (ii) the fee that the fund would have paid under the current management contract after giving effect to any performance adjustment (as discussed above in the “Calculation of current management fee” section). The transition period is intended to prevent the fund from being charged higher management fees immediately following the adoption of the proposed Amended Contract than would have been payable under the current management contract. Following this eighteen-month transition period, the proposed fee structure (i.e., the fund’s current base management fee without the application of a performance adjustment) will apply without regard to the management fee that would have been payable under the current management contract.

Comparison of management fee rates under current management contract and proposed Amended Contract. The table below shows what the management fees for the fund were under its current contract for the fiscal year ended June 30, 2025, and what the management fees for the fund would have been for the fiscal year ended June 30, 2025 had its proposed Amended Contract been in effect for that year. During the fiscal year ended June 30, 2025, there was a negative performance adjustment to the base management fee the fund paid Putnam Management, which reduced the amount of the management fee paid to Putnam Management.

Management fee figures for the fiscal year ended June 30, 2025 had the proposed Amended Contract been in effect assume that the eighteen-month transition period had been completed, providing a comparison with the fund’s proposed long-term management fee structure. Although the base management fee under the proposed Amended Contract will not change, notwithstanding the eighteen-month transition period, the removal of the performance adjustment component of the management fee could result in lower or higher management fees than would have been due under the current management contract, depending on the fund’s performance. Management fee rates are expressed in dollars and as a percentage of the fund’s average net assets for the fiscal year ended June 30, 2025.

EXAMPLES

FOR THE FISCAL YEAR ENDED JUNE 30, 2025

	Current Contract		Proposed Contract		Difference

	$	%	$	%	$	%

Base Fee	$34,374,940	0.54%	$34,374,490	0.54%	$0	0%

Performance Adjustment	$(3,916,106)	(0.07)%	N/A	N/A	$3,916,106	0.07%

Total Management Fee	$30,458,833	0.47%	$34,374,940	0.54%	$3,916,106	0.07%

Included at Appendix B are examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed Amended Contract.

Who is bearing the costs associated with the Proposal, including proxy-related costs?

The expenses associated with the preparation of the proxy statement and related materials, including printing, delivery and solicitation costs, will be borne by Putnam Management.

If the proposed Amended Contract is approved, the fund is expected to be repositioned as a mid cap equity fund as described above. In connection with this, as described above in response to “If the proposed Amended Contract is approved, will there be other changes to the fund?”, Putnam Management expects that approximately 63% of the fund’s investments will be sold and reinvested in securities consistent with the fund’s strategy as Putnam Mid Cap Fund. As of June 25, 2026, Putnam Management expected that these transactions, which are anticipated to occur largely in advance of the repositioning, would result in brokerage commissions or other transaction costs of approximately 0.8 basis points. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, whether net long-term capital gains taxable as such, or short-term capital gains taxable as ordinary income. Based on current estimates arising from projected sales of securities by the fund in connection with its repositioning (based on the projected size of the fund’s portfolio immediately preceding the repositioning), such transactions are expected to result in aggregate net capital gains of approximately $527,000,000 (or 7.8% of the fund’s net assets) and per-share net capital gains of $9.87.

What factors did the Independent Trustees consider in evaluating the proposed Amended Contract?

At their meeting on May 21, 2026, the Independent Trustees approved, subject to approval by the fund’s shareholders, the fund’s proposed Amended Contract with Putnam Management. In substance, the Amended Contract differed from the existing management contract only in that it eliminated the performance adjustment (subject to an eighteen-month transition period) used in calculating the fund’s management fee. The Trustees’ considerations in connection with their approval of the proposed Amended Contract are further described in Appendix C below.

In approving the elimination of the performance adjustment component of the fund’s management fee, the Trustees considered information provided by Putnam Management, including, among other things, hypothetical examples comparing the total management fees under both the current and proposed contracts. In addition, the Trustees considered that, following the eighteen-month transition period, the removal of the performance adjustment component of the management fee could result in lower or higher management fees under the proposed Amended Contract depending on the fund’s performance.

At their meeting on May 21, 2026, the Trustees also considered that, if the proposed Amended Contract is approved, the fund is expected to be repositioned from large cap core fund to a mid cap equity fund and renamed “Putnam Mid Cap Fund,” with corresponding changes to the fund’s investment strategies. The Trustees further considered that, in connection with the repositioning, the fund is expected to revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the Investment Manager’s sustainability criteria, to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Trustees considered Putnam Management’s view that repositioning the fund as a mid cap equity fund would enhance the fund’s commercial opportunity, as well as improve the fund’s management team’s investment flexibility, providing the team with an improved opportunity to create long-term value for shareholders. In addition, the Trustees considered Putnam Management’s statement that the fund’s current management team had a long track record of positive investment performance managing mid cap equity strategies. The Trustees also noted that Putnam Management believed that removing the performance adjustment component of the fund’s management fee would simplify pricing and reduce fee variability for shareholders, enhance competitiveness, and improve the fund’s fit within model portfolios and asset-allocation frameworks. The Trustees considered management’s belief that the aforementioned changes would support a better overall shareholder experience over the long term, notwithstanding the potential increase that could result from the removal of the performance adjustment component of the fund’s management fee following the eighteen-month transition period.

The Trustees also considered management’s view that it was advisable to proceed with the repositioning contingent upon approval of the Amended Contract, so that the repositioned fund would have a fee schedule comparable to the majority of mid cap funds.

The Trustees also considered that the expenses associated with the preparation of the proxy statement and related materials, including printing, delivery and solicitation costs, will be borne by Putnam Management. Finally, the Trustees considered that, under the transition plan for calculating the management fee under the proposed Amended Contract, the fund’s performance history against the performance index would appropriately remain a factor in the calculation of the management fee for a significant period of time.

General conclusion

After considering the factors described above relating to the proposed elimination of the performance adjustment component of the fund’s management fee under the proposed Amended Contract, and taking into account all of the factors considered, as described in Appendix C, the Trustees, including the Independent Trustees, concluded that the proposed Amended Contract was in the best interests of the fund and its shareholders and unanimously approved the Amended Contract.

▶ What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed Amended Contract that would eliminate the performance adjustment component of your fund’s management fee.

Further Information About Voting and the Special Meeting

Location. As part of our effort to maintain a safe and healthy environment at the Special Meeting, your fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to the Proposal.

Votes cast by proxy or in person at the Special Meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the Proposal for purposes of determining the presence of a quorum. Abstentions have the effect of votes against the Proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the Proposal any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) at the Special Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the Proposal for purposes of determining the presence of a quorum, and as if they were votes against the Proposal).

The documents that authorize Putnam Fiduciary Trust Company, LLC (“PFTC”) or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, PFTC or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the Proposal will be acted upon (approved or disapproved) and that PFTC or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendation, of the Proposal.

Shareholders who object to the Proposal will not be entitled under Massachusetts law or your fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) to demand payment for, or an appraisal of, their shares.

As of the Record Date, the fund had the following shares outstanding:

Class	Number of shares outstanding
Class A	[ ]
Class C	[ ]
Class R	[ ]
Class R6	[ ]
Class Y	[ ]

Share Ownership. At [ ], the officers and Trustees of the fund as a group owned [less than 1% of the outstanding shares of each class of the fund, except class R6, of which they owned [ ]%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund].

Class	Shareholder name and address	Holdings	Percentage owned
A	[ ]	[ ]	[ ]
C	[ ]	[ ]	[ ]
R	[ ]	[ ]	[ ]
R6	[ ]	[ ]	[ ]
Y	[ ]	[ ]	[ ]

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person, by telephone or by other means. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the Special Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Special Meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor selected by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the solicitation. For managing your fund’s proxy campaign, EQ Financial Services will receive a proxy management fee of $22,000 plus reimbursement for out-of-pocket expenses. EQ Financial Services will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the total costs of the proxy campaign (excluding the proxy management fee paid to EQ Financial Services as noted above) are estimated to be approximately $1,665,816. All proxy campaign costs are being borne by Putnam Management.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Special Meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the Special Meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”).

Postponement and adjournment. To the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without further notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may, but need not, be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting the fund’s website at www.franklintempleton.com.

Fund Information

Putnam Investment Management, LLC Putnam Management, 100 Federal Street, Boston, MA 02110, is the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. Putnam Management is an indirect, wholly-owned subsidiary of Resources. Together, Putnam Management and its affiliates manage, as of May 31, 2026, $1.78 trillion in assets, and have been in the investment management business since 1947. Putnam Management’s direct parent company is Putnam U.S. Holding I, LLC. Putnam U.S. Holding I, LLC is directly owned by Franklin Templeton Worldwide, Inc. Franklin Templeton Worldwide, Inc. is directly owned by Legg Mason, Inc. Legg Mason, Inc. is directly owned by Resources.

The directors and principal executive officers of Putnam Management, listed along with their principal business occupations, are James F. Clark, Chief Compliance Officer; Richard Shepherd Perkins, President; Leeor Paul Avigdor, Treasurer; Lindsay Oshita, Chief Financial Officer; Thomas Clifton Merchant, Chief Legal Officer; Sonal Desai, Executive Vice President; Adam Jay Petryk, Executive Vice President; and Thomas Alan Meyers, Executive Vice President. The address of Putnam Management and its directors and principal executive officers is 100 Federal Street, Boston, Massachusetts 02110. The address of Resources is One Franklin Parkway, San Mateo, California 94403-1906.

Putnam Management provides investment advisory services to other funds that may have investment objectives similar to those of your fund. The table in Appendix D identifies these other funds and states their net assets and their current management fee schedules.

Franklin Advisers, Inc. Under an agreement with the Investment Manager, Franklin Advisers, Inc. (“Franklin Advisers”) serves as the fund’s sub-advisor, responsible for providing certain advisory and related services. Franklin Advisers is a wholly-owned subsidiary of Resources. The Investment Manager (and not the fund) will pay a monthly fee to Franklin Advisers based on the costs of Franklin Advisers in providing these services to the fund, which may include a mark-up determined and revised from time to time in accordance with Franklin Templeton’s transfer pricing policy, in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs. The directors and principal executive officers of Franklin Advisers, listed along with their principal business occupations, are Rupert Harris Johnson, Director; Michael James Hasenstab, Executive Vice President; Edward Douglas Perks, President and Director; Michael Paul McCarthy, Executive Vice President and Portfolio Manager; Stephen Harold Dover, Executive Vice President and Director; Roger Alan Bayston, Executive Vice President; Sonal Desai, Executive Vice President and Director;

Lindsey Harumi Oshita, Chief Financial Officer; Adam Jay Petryk, Executive Vice President; Thomas Clifton Merchant, Chief Legal Officer; Bjorn Anthony Davis, Chief Compliance Officer; Leeor Paul Avigdor, Treasurer; Jonathan Tourtellotte Curtis, Executive Vice President and Chief Investment Officer; and Thomas Alan Meyers, Executive Vice President. The address of Franklin Advisers and its directors and principal executive officers is One Franklin Parkway, San Mateo, California 94403-1906.

Franklin Templeton Investment Management Limited. The Investment Manager has retained Franklin Templeton Investment Management Limited (“FTIML”) to make investment decisions for such fund assets as may be designated from time to time by the Investment Manager. FTIML is not currently managing any fund assets. If FTIML were to manage any fund assets, the Investment Manager (and not the fund) would pay a monthly sub-management fee to FTIML for its services at the annual rate of 0.25% of the average net asset value of any fund assets managed by FTIML. FTIML is a wholly-owned subsidiary of Franklin Templeton Global Investors Limited, which is a wholly-owned subsidiary of Legg Mason Global Holdings Ltd., which is 24% owned by Templeton International, Inc., a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Resources, which is 76% owned by ETP Holdings (Cayman) Ltd., which is a wholly-owned subsidiary of Templeton International, Inc., which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, which is a wholly-owned subsidiary of Resources. The directors and principal executive officers of FTIML, listed along with their principal business occupations, are Euan Angus Wilson, Director; Nigel John Anderson, Director; Aaron Kirby, Director; Andrew James Ashton, Chief Executive and Executive Director; Nathan James Douglas, Chief Compliance Officer; Fraser Stuart Inglis, Executive Director; and Thomas Clifton Merchant, Chief Legal Officer. The address of FTIML and is Cannon Place, 78 Cannon Street, London EC4N 6HL, England.

Franklin Distributors, LLC. The fund has an underwriting agreement relating to the fund with Franklin Distributors, LLC (the “Franklin Distributors”), an indirect, wholly-owned broker/dealer subsidiary of Resources. Franklin Distributors’ address is One Franklin Parkway, San Mateo, CA 94403-1906.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Putnam Investor Services, Inc. is an indirect wholly-owned subsidiary of Resources. The address of Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110.

The table below shows fee amounts paid to Putnam Management or its affiliates during the fund’s fiscal year ended June 30, 2025 for the services noted (other than under a management contract). The fund made no other material payments to Putnam Management or its affiliates during the period shown. These services will continue to be provided regardless of whether the proposed Amended Contract is approved.

Fees paid to Putnam Investor Services, Inc. for serving as investor servicing agent ($)	Fees paid to Franklin Distributors or Putnam Retail Management Limited Partnership, the fund’s distributor prior to August 2, 2024, pursuant to distribution plans ($)
$8,059,633	$14,821,839

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund, except Robert L. Reynolds, the fund’s President and an interested Trustee of the fund, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his direct beneficial interest in shares of Resources, of which Putnam Management is an indirect, wholly-owned subsidiary, Mr. Reynolds will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. Jane E. Trust, an interested Trustee of the fund and a Senior Vice President of Franklin Templeton and President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, as well as the affiliated officers of your fund, will also benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund because of their positions with Putnam Management and/or its affiliates and (in some cases) their direct beneficial interest in shares of Resources. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]

Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.

Alexander Y. Kymn (Born 1973) Vice President and Chief Legal Officer	Since September 2025

Associate General Counsel, Franklin Templeton; officer of certain funds in the Franklin Templeton fund complex; and formerly, Senior Counsel, Wells Fargo (banking) and officer of certain funds in Wells Fargo complex (2018-2019).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016

Chief Compliance Officer, Putnam Holdings and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management Limited Partnership (2003-2015).

Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.

Kelley Hunt (Born 1984) AML Compliance Officer	Since 2024	Manager, U.S. Financial Crime Compliance, Franklin Templeton.

Jeffrey White (Born 1971) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2024	Vice President, Fund Administration and Reporting, Franklin Templeton.

Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1 The address of each officer, other than as noted below, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716. Messrs. Kymn’s and White’s address is One Franklin Parkway, San Mateo, CA 94403.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to the Investment Manager by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby the Investment Manager is responsible for all or a portion of these individuals’ compensation.

Appendix A

BOLD UNDERLINED LANGUAGE WILL BE ADDED

~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

PUTNAM SUSTAINABLE LEADERS FUND

AMENDED AND RESTATED MANAGEMENT CONTRACT

This Management Contract is dated as of ~~January 1, 2024~~[ ], 2026 between PUTNAM SUSTAINABLE LEADERS FUND, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

1.	SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a)  The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b)  The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c)  The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager.

In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d)  The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e)  The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f)  Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a ~~Base Fee~~fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, ~~subject to adjustment~~provided, however, that for the period beginning on the date of this Contract and ending on [18 months from the date of this Contract] (the “Interim Period”) the fee based on the Fund’s Average Net Assets, computed and paid monthly to the Manager, shall be calculated as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The ~~Base Fee, as adjusted,~~fee is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through ~~June 30, 2025~~[two years from the date of its execution], and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7.	NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8.	NO THIRD-PARTY BENEFICIARIES.

No shareholder or any person other than the Fund and the Manager is a party to this Contract or shall be entitled to any right or benefit arising under or in respect of this Contract; there are no third-party beneficiaries of this Contract. Without limiting the generality of the foregoing, nothing in this Contract is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Manager, or (ii) create or give rise to any duty or obligation on the part of the Manager (including without limitation any fiduciary duty) to any shareholder or person other than the Fund, and all of the rights, duties, and obligations referred to in the foregoing clauses (i) and (ii) are hereby expressly excluded from this Contract.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, PUTNAM SUSTAINABLE LEADERS FUND and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM SUSTAINABLE LEADERS FUND
By: ~~/s/Jonathan S. Horwitz~~ [ ]
~~Jonathan S. Horwitz~~
~~Executive Vice President, Principal Executive~~
~~Officer and Compliance Liaison~~ [ ]
PUTNAM INVESTMENT MANAGEMENT, LLC
By: ~~/s/ Stephen J. Tate~~ [ ]
~~Stephen J. Tate~~
~~General Counsel and Chief Legal Officer~~[ ]

Schedule A

Not applicable.

Schedule B

~~Base~~ Fee:

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.475% of any excess thereafter.

~~Benchmark: Russell 3000 Growth Index (up to and including July 31, 2019 or, if later, the last day of the calendar month during which shareholder approval of this Management Contract was received)~~

~~Replacement Benchmark: S&P 500 Index (effective on August 1, 2019 or, if later, the first day of the calendar month following shareholder approval of this Management Contract) Maximum Annualized Performance Adjustment Rate: 0.12%~~

~~Minimum Annualized Performance Adjustment Rate: -0.12%~~

“Total Open-End Mutual Fund Average Net Assets” means the average of ~~the aggregate net assets of all mutual funds sponsored by Putnam Management, excluding fund assets that are invested in other funds in the Putnam family of funds to the extent necessary to avoid “double-counting” of such net assets, of~~ all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, ~~such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund,~~ to the extent necessary to avoid “double-counting” of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

Schedule C

Legacy Benchmark: S&P 500 Index

Legacy Maximum Annualized Performance Adjustment Rate: 0.12%

Legacy Minimum Annualized Performance Adjustment Rate: -0.12%

During the Interim Period, the Fund will pay the lesser of the Fund’s fee computed in accordance with Schedule B and the Legacy Management Fee (as defined below).

~~The Fund’s Base Fee~~ Legacy Management Fee. The Legacy Management Fee is an amount equal to the fee computed in accordance with Schedule B ~~will be~~, adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Legacy Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the thirty-six month period ending at the end of the month for which the fee adjustment is being computed.

Legacy Performance Adjustment Rate. The Legacy Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Legacy Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Legacy Performance Adjustment Rate for the Fund may not exceed the Legacy Maximum Performance Adjustment Rate set forth ~~on Schedule B~~above or be less than the Legacy Minimum Performance Adjustment Rate set forth ~~on Schedule B~~above.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Legacy Benchmark. The Fund’s ~~initial~~Legacy Benchmark is set forth ~~in Schedule B~~above. If the Trustees determine that another appropriate index of securities prices should be substituted as the Legacy Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Legacy Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. ~~The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.~~

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Legacy Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Legacy Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Appendix B

Current and Pro Forma Examples of the Fund’s Total Annual Operating Expenses

All mutual funds pay ongoing fees for investment management and other services. These charges are known as the total annual fund operating expenses. The tables below show examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the Amended Contract (as defined in the Proxy Statement). Pro forma total annual operating expenses under the proposed management contract assume the completion of the eighteen-month transition period described under the heading “Transition Period” in the section “What are the implications for the calculation of the fund’s management fee if the proposed management contract is approved?” on page 12 of the proxy statement.

The first table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund, based on fees and expenses incurred during the fiscal year ended June 30, 2025, under its current management contract and the proposed management contract. The second hypothetical example is intended to help you compare the cost of investing in the fund, under its current management contract and the proposed management contract, with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

PUTNAM SUSTAINABLE LEADERS FUND

EXAMPLES

COMPARATIVE EXPENSE TABLES FOR THE FISCAL YEAR ENDED

JUNE 30, 2025

Annual fund operating expenses (actual and pro forma)

(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual

	Management	and service	Other	fund operating

Share class	fees	(12b-1) fees	expenses	expenses

Class A (Actual Expenses Under Current Management Contract)	0.47%	0.25%	0.16%	0.88%

Class A (Pro Forma Expenses Based on Proposed Contract)	0.54%	0.25%	0.16%	0.95%

Class C (Actual Expenses Under Current Management Contract)	0.47%	1.00%	0.15%	1.62%

Class C (Pro Forma Expenses Based on Proposed Contract)	0.54%	1.00%	0.15%	1.69%

Class R (Actual Expenses Under Current Management Contract)	0.47%	0.50%	0.16%	1.13%

Class R (Pro Forma Expenses Based on Proposed Contract)	0.54%	0.50%	0.16%	1.20%

Class R6 (Actual Expenses Under Current Management Contract)	0.47%	N/A	0.08%	0.55%

Class R6 (Pro Forma Expenses Based on Proposed Contract)	0.54%	N/A	0.08%	0.62%

Class Y (Actual Expenses Under Current Management Contract)	0.47%	N/A	0.16%	0.63%

Class Y (Pro Forma Expenses Based on Proposed Contract)	0.54%	N/A	0.16%	0.70%

B-1

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Share class	1 year	3 years	5 years	10 years

Class A (Actual Expenses Under Current Management Contract)	$660	$840	$1,035	$1,598

Class A (Pro Forma Expenses Based on Proposed Contract)	$666	$860	$1,070	$1,675

Class C (Actual Expenses Under Current Management Contract)	$265	$511	$881	$1,724
Class C (Pro Forma Expenses Based on Proposed Contract)	$272	$532	$917	$1,801

Class C (no redemption) (Actual Expenses Under Current Management Contract)	$165	$511	$881	$1,724
Class C (no redemption) (Pro Forma Expenses Based on Proposed Contract)	$172	$532	$917	$1,801

Class R (Actual Expenses Under Current Management Contract)	$115	$359	$622	$1,374
Class R (Pro Forma Expenses Based on Proposed Contract)	$122	$381	$660	$1,455

Class R6 (Actual Expenses Under Current Management Contract)	$56	$176	$307	$689
Class R6 (Pro Forma Expenses Based on Proposed Contract)	$63	$198	$345	$774

Class Y (Actual Expenses Under Current Management Contract)	$64	$201	$350	$786
Class Y (Pro Forma Expenses Based on Proposed Contract)	$72	$225	$391	$871

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

B-2

Appendix C

Trustee approval of management contract for the Fund

Consideration of your fund’s amended and restated management contract

At their meeting on May 21, 2026, the Board of Trustees (“Board” or the “Trustees”) of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”), approved, subject to approval by your fund’s shareholders, an amended and restated management contract with Putnam Investment Management, LLC (the “Advisor”).

In substance, the amended and restated management contract differed from the existing management contract only in that it eliminated the performance adjustment (subject to an eighteen-month transition period) used in calculating your fund’s management fee. In approving the elimination of the performance adjustment component to the management fee for your fund, the Trustees considered information provided by the Advisor, including, among other things, hypothetical examples comparing the total management fees under both the current and proposed contracts. In addition, the Trustees considered that, following the eighteen-month transition period, the removal of the performance adjustment component of the management fee could result in lower or higher management fees under the proposed amended and restated management contract depending on your fund’s performance. The Trustees noted that the proposed amended and restated management contract was substantially identical to your fund’s existing management contract, other than the elimination of the performance adjustment, the effective date of the contract and the initial term of the contract.

The Trustees considered that, if the proposed amended and restated management contract is approved by shareholders, your fund is expected to be repositioned from a large cap core fund to a mid cap core fund and renamed “Putnam Mid Cap Fund,” with corresponding changes to the fund’s investment strategies (the “Fund Repositioning”). The Trustees also considered that, in connection with the Fund Repositioning, the fund is expected to revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the investment manager’s sustainability criteria, to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies.

The Trustees considered the Advisor’s belief that removing the performance adjustment component of your fund’s management fee would simplify pricing and reduce fee variability for shareholders, enhance competitiveness, and improve the fund’s fit within model portfolios and asset allocation frameworks. The Trustees also considered the Advisor’s belief that the Fund Repositioning would support a better overall shareholder experience over the long term, notwithstanding the potential for an increase in management fee that could result from the removal of the performance adjustment component to the fund’s management fee following the eighteen-month transition period.

The Trustees also considered the Advisor’s view that it was advisable to proceed with the repositioning contingent upon approval of the amended and restated management contract, so that the repositioned fund would have a fee schedule comparable to the majority of mid cap funds.

The Trustees further considered that the expenses associated with the preparation of the proxy statement and related materials, including printing, delivery, and solicitation costs, will be borne by the Advisor. Finally, the Trustees considered that, under the eighteen month transition plan for calculating the management fee under the proposed amended and restated management contract, the fund’s performance history against the performance index would appropriately remain a factor in the calculation of the management fee for a significant period of time. The Trustees took into account that the Advisor proposed the Fund Repositioning to be contingent upon the approval of the proposed amended and restated management contract.

General conclusions

The Board oversees the management of the funds and, as required by law, determines whether to approve the funds’ management contracts. On May 21, 2026, the Board considered whether to approve your fund’s proposed amended and restated management contract with the Advisor, subject to approval by your fund’s shareholders. The Board, with the assistance of its Contract Committee, requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the proposed amended and restated management contract. The Contract Committee consists solely of Independent Trustees.

The Board’s independent staff and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, assisted the Board and the Contract Committee as part of the contract review process. As part of this process, the Board and the Contract Committee considered, where applicable, information provided by the Advisor as part of the annual contract review process for the funds, including your fund. The Contract Committee, along with other members of the Board, met on a number of occasions with representatives of the Advisor, and separately in executive session, to consider the information that the Advisor provided regarding the Fund Repositioning and the proposed amended and restated management contract. The Contract Committee recommended, and the Independent Trustees approved, the amended and restated management contract with the Advisor, subject to approval by your fund’s shareholders.

In considering the approval of your fund’s proposed amended and restated management contract, the Board took into account a number of factors, including:

•

That the fee schedule to be in effect for your fund under your fund’s proposed amended and restated management contract would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees to be paid by competitive funds, the costs to be incurred by the Advisor in providing services to the fund, and the application of certain reductions and waivers noted below;

•

That the fee schedule to be in effect for your fund under your fund’s proposed amended and restated management contract would represent an appropriate sharing between fund shareholders and the Advisor of any economies of scale that may exist in the management of the fund at current asset levels;

•	That following the eighteen-month transition period, the removal of the performance adjustment component of the management fee could result in lower or higher management fees;
•

That the Advisor believed that removing the performance adjustment component of your fund’s management fee would simplify pricing and reduce fee variability for shareholders, enhance competitiveness, and improve the fund’s fit within model portfolios and asset allocation frameworks;

•	That performance fees within the mid cap fund category are uncommon;
•	That the elimination of the performance fee would require shareholder approval;
•

That your fund is expected to continue to benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for your fund to increase assets and reduce the impact of expenses by spreading them over a larger asset base; and

•	The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and most of the other funds are the result of many years of review and discussion between the Independent Trustees and management, occurring both in connection with formal contract reviews as well as throughout the year and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the proposed management fee schedule that would be in effect for your fund, including fee levels and breakpoints. Under its proposed amended and restated management contract, subject to shareholder approval, your fund would continue to have the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as aggregate assets under management of the fund and other mutual funds sponsored by the Advisor (or that have been deemed to be sponsored by the Advisor for the purpose of the management fee calculation) increase.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in the Advisor’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. As part of the Fund Repositioning, the Trustees considered the management fee schedule proposed for your fund, subject to approval by your fund’s shareholders, and your fund’s expected total expenses.

At their meeting on May 21, 2026, the Trustees considered that, under your fund’s existing management contract, your fund currently pays a management fee at a rate of 53 basis points to the Advisor, before the impact of any performance-based adjustment. In addition, your fund’s existing management contract provides that the management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the existing management contract. Your fund currently pays a management fee at a rate of 47 basis points to the Advisor, after the impact of any performance-based adjustment.

The Trustees also considered that, under your fund’s proposed amended and restated management contract, subject to approval by your fund’s shareholders, at current asset levels, your fund would pay a management fee at a rate of 53 basis points to the Advisor, and the performance adjustment component of your fund’s management fee would be eliminated following an eighteen-month transition period, during which your fund would continue to receive the benefit of any performance adjustment that reduces the management fee.

As in the past, the Trustees also focused on the competitiveness of your fund’s total expense ratio. The Trustees, the Advisor and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2025.

These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds (including your fund) of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds (including your fund) of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses).

These expense limitations attempt to maintain competitive expense levels for the funds. Most funds (including your fund) had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2025. The Advisor and PSERV have agreed to maintain these expense limitations until at least October 31, 2026 and are expected to agree to extend these expense limitations until at least October 31, 2027. The Advisor and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s proposed amended and restated management contract, subject to approval of your fund’s shareholders.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by management from an unaffiliated third-party database containing comparable funds. This comparative information included your fund’s anticipated percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. The peer group for your fund was comprised of actively managed mutual funds, which included your fund and ten other mid cap core funds. In the custom peer group, your fund ranked in the first quartile in effective management fees and also in the first quartile in total expenses (excluding any applicable 12b-1 fees). The first quartile represents the least expensive funds and the fourth quartile the most expensive funds.

As the Advisor could not report any financial results for your fund as it intends to be operated on a repositioned basis, the Board could not evaluate the Advisor’s profitability with respect to your fund on a repositioned basis. The Trustees concluded that, at current asset levels, the proposed fee schedule for your fund represented reasonable compensation for the services to be provided and were expected to represent an appropriate sharing between fund shareholders and the Advisor of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their review of the proposed amended and restated management contract included information regarding services provided and fees charged by the Advisor and certain affiliates to certain other clients. The Trustees did not rely on these fee comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by the Advisor represented a major factor in the Trustees’ evaluation of the quality of services provided by the Advisor under your fund’s existing management contracts. The Trustees were assisted in their review of the Advisor’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board, which meet on a regular basis with individual portfolio managers and with senior investment management of the Advisor throughout the year. The Trustees have historically concluded that the Advisor generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general the Advisor’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

In this regard, the Trustees considered that your fund significantly underperformed its S&P 500 benchmark over the one-year, three-year, and five-year periods ended December 31, 2025.

The Trustees considered that, if the proposed amended and restated management contract is approved by shareholders, your fund is expected to be repositioned from a large cap core fund to a mid cap core fund and renamed “Putnam Mid Cap Fund,” with corresponding changes to the fund’s investment strategies (referred to earlier as the “Fund Repositioning”). The Trustees further considered that, in connection with the Fund Repositioning, the fund is expected to revise its investment policy from investing at least 80% of the value of its net assets in securities that meet the investment manager’s sustainability criteria, to investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Trustees also considered the Advisor’s representation that shifts in market interest and evolving investor priorities have resulted in less demand for sustainability-focused products, such as your fund. The Trustees considered the Advisor’s view that repositioning the fund as a mid cap equity fund would enhance the fund’s commercial opportunity, as well as improve the fund’s management team’s investment flexibility, providing the team with an improved opportunity to create long-term value for shareholders.

Additionally, the Trustees noted (i) that the Advisor remained confident in your fund’s portfolio managers, and (ii) the Advisor’s statement that the fund’s current portfolio management team had a long track record of positive investment performance managing mid cap equity strategies.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that the Advisor may receive in connection with the services it would provide under the proposed amended and restated management contract, subject to approval by the fund’s shareholders. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to the Advisor in managing the assets of the fund and of other clients. Subject to policies approved by the Trustees, soft dollars generated by these means may be used to acquire brokerage and research services (including proprietary executing broker research, third-party research and market data) that enhance the Advisor’s investment capabilities and supplement the Advisor’s internal research efforts.

The Advisor may also receive benefits from payments that funds make to the Advisor for distribution services and investor services. In conjunction with the review of the proposed amended and restated management contract, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Franklin Distributors, LLC (“Franklin Distributors”), both of which are affiliates of the Advisor, and the Trustees did not identify any recommended changes to these arrangements at that time.

Appendix D

Other Similar Funds Advised by Putnam Investment Management, LLC

The following table contains certain information regarding funds for which Putnam Investment Management, LLC provides investment advisory services and that may have similar investment objectives to your fund.

Funds with Similar Investment Objectives to Putnam Sustainable Leaders Fund Prior to and Following the Repositioning as Putnam Mid Cap Fund

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Core Equity Fund	$6,340,822,543

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets[1];

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$30,761,349 (0.529% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam Emerging Markets Equity Fund	$809,972,027

Base Fee:

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

1.030% of the next $5 billion;

0.980% of the next $10 billion;

0.930% of the next $10 billion;

0.880% of the next $50 billion;

0.860% of the next $50 billion;

0.850% of the next $100 billion;

0.845% of any excess thereafter.

Benchmark: Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net Dividends)

Maximum Performance Adjustment Rate: 0.21%

Minimum Performance Adjustment Rate: -0.21%

			$2,802,183 (0.94% of average net assets)	Yes	The fund seeks long-term capital appreciation.

1 “Total Open-End Mutual Fund Average Net Assets” means the monthly average of the aggregate net assets of other open-end mutual funds sponsored by Putnam Management (including open-end mutual funds managed by Franklin Advisers that have been deemed to be sponsored by Putnam Management for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets).

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Emerging Markets ex- China ETF	$22,117,599	0.69% of Average Net Assets	$111,151 (0.70% of average net assets)	No	The fund seeks long-term capital appreciation.
Putnam Focused Equity Fund	$784,501,642

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$4,070,969 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam Focused International Equity Fund	$1,031,381,980

Base Fee:
0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $5 billion;
0.750% of the next $10 billion;
0.700% of the next $10 billion;
0.650% of the next $50 billion;
0.630% of the next $50 billion;
0.620% of the next $100 billion;
0.615% of any excess thereafter.

Benchmark: Morgan Stanley Capital International (MSCI) ACWI-Ex US (Net Dividends)

Maximum Performance Adjustment Rate: 0.15%
Minimum Performance Adjustment Rate: -0.15%

			$5,445,768 (0.68% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam Focused Large Cap Growth ETF	$117,377,674	0.49% of Average Net Assets (Effective July 1, 2025)	$354,216 (0.53% of average net assets)	No	The fund seeks capital appreciation.
Putnam Global Health Care Fund	$1,464,511,604

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$9,720,458 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Global Technology Fund	$1,958,877,818

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$7,838,552 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam International Equity Fund	$1,049,578,002

Base Fee:

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.800% of the next $5 billion;

0.750% of the next $10 billion;

0.700% of the next $10 billion;

0.650% of the next $50 billion;

0.630% of the next $50 billion;

0.620% of the next $100 billion;

0.615% of any excess thereafter.

Benchmark: Morgan Stanley Capital International (MSCI) EAFE Index (Net Dividends)

Maximum Annualized Performance Adjustment Rate: 0.15%

Minimum Annualized Performance Adjustment Rate: -0.15%

			$4,716,543 (0.64% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam International Small Cap Fund	$344,952,116

Base Fee:

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

1.030% of the next $5 billion;

0.980% of the next $10 billion;

0.930% of the next $10 billion;

0.880% of the next $50 billion;

0.860% of the next $50 billion;

0.850% of the next $100 billion;

0.845% of any excess thereafter.

Benchmark: S&P Developed/Ex-U.S. SmallCap Index

Maximum Annualized Performance Adjustment Rate: 0.21%

Minimum Annualized Performance Adjustment Rate: -0.21%

			$3,125,521 (0.99% of average net assets)	Yes	The fund seeks long-term capital appreciation.

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Small Cap Growth Fund	$3,160,177,767

Base Fee:

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

Benchmark: Russell 2000 Growth Index

Maximum Performance Adjustment Rate: 0.18%

Minimum Performance Adjustment Rate: -0.18%

			$18,389,858 (0.67% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam Small Cap Value Fund	$296,928,016

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$1,580,852 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam Sustainable Future Fund	$332,271,972

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$1,904,775 (0.53% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam U.S. Research Fund	$777,255,983

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$2,956,452 (0.53% of average net assets)	Yes	The fund seeks capital appreciation.

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT Core Equity Fund	$180,964,130

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$892,250 (0.53% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT Emerging Markets Equity Fund	$35,185,228

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

1.030% of the next $5 billion;

0.980% of the next $10 billion;

0.930% of the next $10 billion;

0.880% of the next $50 billion;

0.860% of the next $50 billion;

0.850% of the next $100 billion;

0.845% of any excess thereafter.

			$134,886 (0.90% of average net assets)	Yes	The fund seeks long-term capital appreciation.
Putnam VT Focused International Equity Fund	$194,948,169

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.800% of the next $5 billion;

0.750% of the next $10 billion;

0.700% of the next $10 billion;

0.650% of the next $50 billion;

0.630% of the next $50 billion;

0.620% of the next $100 billion;

0.615% of any excess thereafter.

			$1,044,416 (0.67% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT Global Health Care Fund	$141,392,249

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$864,026 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT International Equity Fund	$317,800,147

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.800% of the next $5 billion;

0.750% of the next $10 billion;

0.700% of the next $10 billion;

0.650% of the next $50 billion;

0.630% of the next $50 billion;

0.620% of the next $100 billion;

0.615% of any excess thereafter.

			$1,708,712 (0.67% of average net assets)	Yes	The fund seeks capital appreciation.

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT Large Cap Growth Fund	$1,367,348,513

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$6,681,460 (0.53% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT Small Cap Growth Fund	$45,286,208

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$197,681 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT Small Cap Value Fund	$115,566,768

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.730% of the next $5 billion;

0.680% of the next $10 billion;

0.630% of the next $10 billion;

0.580% of the next $50 billion;

0.560% of the next $50 billion;

0.550% of the next $100 billion;

0.545% of any excess thereafter.

			$645,607 (0.60% of average net assets)	Yes	The fund seeks capital appreciation.
Putnam VT Sustainable Future Fund	$28,495,080

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$140,699 (0.53% of average net assets)	Yes	The fund seeks long-term capital appreciation.
Putnam VT Sustainable Leaders Fund	$943,241,129

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$4,860,677 (0.53% of average net assets)	Yes	The fund seeks long-term capital appreciation.

Name of Fund	Net Assets as of May 31, 2026	Current Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers, performance adjustments, and reimbursements, if any)	Has compensation been waived, reduced, or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT U.S. Research Fund	$140,555,170

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion;

0.610% of the next $10 billion;

0.560% of the next $10 billion;

0.510% of the next $50 billion;

0.490% of the next $50 billion;

0.480% of the next $100 billion;

0.475% of any excess thereafter.

			$612,264 (0.53% of average net assets)	Yes	The fund seeks capital appreciation.

PROXY CARD MEETING AGENDA on reverse side VOTER PROFILE: Vote by Internet: Voter ID: XXXXXXXX Security ID: XXXXXXXXX Shares to Vote: 0,000.000 Household ID: 000000000 Go to the website below and enter your **please call the phone number to the right for more information control number, or simply use your smart phone to scan this QR code. VOTE REGISTERED TO: https://vote.proxyonline.com/franklin/22504 Vote by Phone: Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative. (800) 290-6432 Toll Free Vote by Mail: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! Complete the reverse side of this proxy card and return it in the envelope provided. VOTER CONTROL NUMBER: XXXX XXXX XXXX USPS Postage-Paid Envelope PUTNAM SUSTAINABLE LEADERS FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2026 The undersigned hereby appoints Stephen Aspromonte, Rosemary D. Emmens, Tara E. Gormel, Benjamin Hinceman, Jeanne M. Kelly, Todd Lebo, Thomas C. Mandia, Marc A. De Oliveria, Bryan C. Sutherland and Jane E. Trust and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Putnam Sustainable Leaders Fund (the “Fund”) that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at 11:00 a.m. (Eastern time) on October 8, 2026, or at any adjournment or postponement thereof. This meeting will be conducted at the offices of Franklin Templeton Investments, 100 Federal St., Boston, Massachusetts 02110. The votes entitled to be cast by the undersigned will be voted as instructed on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy previously given with respect to the Meeting. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 290-6432. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2026. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/franklin/docs PUTNAM SUSTAINABLE LEADERS FUND NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE)  DATE SIGNATURE (IF HELD JOINTLY)   DATE

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy. This proxy is solicited on behalf of the Board of Trustees of Putnam Sustainable Leaders Fund. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made for the proposals, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with their judgment of the best interests of the Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSAL: FOR AGAINST ABSTAIN 1.To approve a management contract that will eliminate the performance adjustment component of your fund’s management fee. O O O You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED. THANK YOU FOR CASTING YOUR VOTE. Voter ID: Bar Code CUSIP: